VAN ECK FAMILY OF FUNDS
------------------------------------------------------------------------------

GLOBAL HARD ASSETS FUND
Seeks long-term capital appreciation by investing globally, primarily in "Hard Asset Securities." Income is a secondary consideration.

INTERNATIONAL INVESTORS GOLD FUND
Founded in 1955, this Fund is the oldest  gold-oriented  mutual fund in the U.S.
It  invests  in  gold-mining   shares  globally  and  seeks  long-term   capital
appreciation, moderate yield and protection against monetary uncertainties.

GOLD/RESOURCES FUND
Seeking a long-term global hedge against inflation and other risks, this Fund invests in gold-mining and natural resources companies outside South Africa.

EMERGING MARKETS GROWTH FUND
This Fund seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world.

ASIA DYNASTY FUND
This Fund seeks long-term capital appreciation by investing in the equity securities of companies that are expected to benefit from the development and growth of the economies in the Asia Region.

GLOBAL BALANCED FUND
This Fund seeks long-term capital appreciation together with current income by investing in stocks, bonds and money market instruments worldwide.

GLOBAL INCOME FUND
This Fund seeks high total return through a flexible policy of investing globally, primarily in debt securities.

U.S. GOVERNMENT MONEY FUND
This Fund seeks the highest safety of principal and daily liquidity by investing in U.S. Treasury bills and repurchase agreements collateralized by U.S. Government obligations.

--------------------------------------------------------------------------------
This report must be accompanied or preceded by a prospectus, which includes more complete information, such as charges and expenses and the risks associated with international investing, including currency fluctuations or controls, expropriation, nationalization and confiscatory taxation. For a free Van Eck Gold and Money Funds or Van Eck Global Funds prospectus, please call the number listed below. Please read the prospectus before investing.


VAN ECK GLOBAL [LOGO]

Van Eck Securities Corporation
99 Park Avenue, New York, NY 10016
www.vaneck.com
FOR ACCOUNT ASSISTANCE PLEASE CALL (800) 544-4653

       FX1997-0721-0021



                              ====================
                                  JUNE 30, 1997
                                     VAN ECK
                              --------------------
                                    EMERGING
                              --------------------
                                     MARKETS
                                   GROWTH FUND
                                   SEMI-ANNUAL
                                     REPORT
                              --------------------

                              ====================

[LOGO]
VAN ECK GLOBAL

                      VAN ECK EMERGING MARKETS GROWTH FUND
                     ---------------------------------------
                             1997 SEMI-ANNUAL REPORT

Dear Fellow Shareholder:

We are pleased to report that the Van Eck Emerging Markets Growth Fund rose 19.9% during the first six months of 1997, outperforming the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index (+17.8%) and the Lipper Emerging Markets Fund Average (+17.9%). This strong performance was due principally to our emphasis early in the year on the Brazilian and Russian markets and participation in Hong Kong's strong second quarter recovery.

The year started very positively with emerging markets seeing strong gains. These slowed in February and reversed in March and April as the threat of rising U.S. interest rates materialized. However, by May, U.S. growth had slowed and the interest rate outlook had become more benign. This gave both local and foreign investors confidence that the global backdrop would remain supportive and most markets saw significant rallies.

Eastern Europe continued to lead spurred by the prospects of economic recovery and cheap valuations: Russia rose 118% and Hungary 56%. The Fund had a significant weighting in this region, particularly in Russia. Russia has made a great deal of progress since Yeltsin's recovery from his heart operation. This year Yeltsin appointed a reformist cabinet to restructure the tax system, clear wage arrears and restructure the natural monopolies. So far the government has collected a good proportion of overdue taxes, paid much of the wage backlog and encouraged utilities to give discounts for cash payments of debts. Falling inflation has led to a steep decline in interest rates and economic growth is turning positive. Asset valuations are still far below comparables in the developed world and we are confident this discount will narrow. Sector holdings in Eastern Europe include energy and telecommunications in Russia and pharmaceuticals in Hungary.

Latin America also performed well as the region's economies continued to recover. The Brazilian market rose 54% stimulated by the passage of a constitutional amendment enabling the re-election of President Cardoso. His success in combating inflation via the Real plan has enabled progress on tariff rebalancing (an adjustment of telephone usage billing) and privatization in the public sector. The Fund's weighting in Brazil is largely focused on public sector companies, particularly electricity and telecommunications. Telecommunications tariff rebalancing and increased traffic has resulted in strong profit gains for Telebras, the Fund's largest holding, as well as for Telerj and Telepar, other Fund positions. In addition, the results of several electricity companies already privatized provide evidence of the efficiency gains possible from privatization. These gains, on top of rising tariffs, are contributing to sharply rising profits in the electricity sector as well. Chile rose 32% as local interest rates have been trending downwards. Mexico, Argentina and Peru are all seeing stronger economic growth after recessions induced by the Tequila crisis (the Mexican peso devaluation of 1994). Elsewhere in Latin America, the Fund is focused on consumer and financial stocks.

In the Middle East, the Fund has focused on the NASDAQ-listed, Israeli-domiciled pharmaceutical and technology sectors. Israel performed well, rising 26%, as the government reduced its budget deficit and interest rates and inflation trended lower, despite the stalled peace talks. Egypt (+24%) started the year strong, but lost a little ground in the second quarter as the government slowed down the pace of privatization.

Asia has had mixed performance over the past six months. Politics were a non-issue, generally. The handover to China actually improved the prospects for many Hong Kong blue chip companies, with many China-backed "red chips," some of which the Fund owns, performing spectacularly. Despite the rioting shown on television, the Indonesian elections created nothing more than a six-week fall in the market, which was quickly recouped over the following six weeks. In India, the fall of the Gowda Government did not signal any significant changes in government policy and the market rose strongly. Korean politics were as tumultuous as ever, with high profile arrests, bankruptcies and student demonstrations, but the bad news was in the market already and it rose, in fits and starts, by over 11%.

In Thailand, a new Finance Minister floated the baht (Thailand's currency) and the market fell sharply (-36%). The dollar's decline since 1985 resulted in booming exports for many of the Southeast Asian economies, all of whose currencies are targeted against the dollar. This dollar link led to too much borrowing of relatively "cheap" dollars, leading to overcapacity, especially in the property sector. Trouble arose when central banks tightened the screws to reign in domestic growth just as exports to the developed world slowed significantly. Higher interest rates and slower exports lead to slower economies. In Thailand's case, a property bust and a move to a floating currency ensued. The Fund's allocation to Thailand is very low at approximately 0.4% of assets.

With the exception of Malaysia, the currency problem is not acute in the rest of the region. Singapore's currency floats freely and has appreciated over the last several years. We expect the Philippine peso to begin to float as well, and a large depreciation is not necessary given that exports are growing strongly. Listed property developers are not highly leveraged and overseas worker remittances largely cover the trade deficit. The Indonesian rupiah already moves in a steady depreciation against the dollar, which goes a long way toward covering the inflation differential.

The outlook for emerging markets remains positive. Economic growth in Eastern Europe and Latin America is sufficient to keep pressure off reformist governments, yet not so strong as to threaten overheating. In Southeast Asia, a new export cycle this fall should provide the ingredient missing so far-liquidity. The move to floating exchange rates will allow greater flexibility for monetary policy and result in the better use of capital in the future. In Greater China and India, liquidity conditions are in place for continued strength. The possibility of an exogenous shock is always present, especially as markets move to discount good news. However, currently emerging market valuations are fair and earnings are improving against a background of declining interest rates.

We appreciate your participation in the Emerging Markets Growth Fund and look forward to helping you meet your investment goals in the future.


--------------                                 ---------------

   [PHOTO]                                         [PHOTO]

-------------                                  ---------------

JOHN C. VAN ECK                                GARY GREENBERG
CHAIRMAN                                       PORTFOLIO MANAGER

July 23, 1997

------------------------------------------------------------------------------
PERFORMANCE RECORD AS OF 6/30/97
------------------------------------------------------------------------------
                                     AFTER MAXIMUM           BEFORE SALES
TOTAL RETURN+                        SALES CHARGE ++         CHARGE
------------------------------------------------------------------------------
A shares-Life (since 12/30/96)             14.2%            19.9%
------------------------------------------------------------------------------
B shares-Life (since 12/30/96)             15.2%            20.2%
------------------------------------------------------------------------------
C shares-Life (since 12/30/96)             18.9%            19.9%
-------------------------------------------------------------------------------

The performance data represents past performance and is not indicative of future results. Investment return and principal value of an investment in the Fund will vary so that shares, when redeemed, may be worth more or less than their original cost.

The Advisor is currently waiving certain or all expenses on the Fund. Had the Fund incurred all expenses, investment returns would have been reduced.

 + not annualized
++ A shares: maximum sales charge = 4.75%
   B shares: maximum contingent deferred sales charge = 5.00%
   C shares: 1% redemption charge, 1st year

                             TOP 10 EQUITY HOLDINGS*
                           --------------------------
                               AS OF JUNE 30, 1997


TELECOMUNICACOES BRASILEIRAS S.A. (TELEBRAS)
(BRAZIL, 4.2%)

Telebras is the monopoly telephone operator in Brazil for both cellular and fixed line. Brazil has a very low penetration of telephone lines per capita. The government has rebalanced tariffs to bring them into line with international norms. Telebras is seeing major improvements in profitability levels from this rebalancing and considerable cost savings from staff reduction. The company is valued at a discount to other Latin American telecom companies and should be fully privatized within the next several years.

TEVA PHARMACEUTICALS INDUSTRIES LTD.
(ISRAEL, 2.9%)

Teva is the largest company in Israel by market capitalization. Moreover, it is a world class drug producer little affected by the vagaries of the peace process. Teva's multiple sclerosis drug, Copaxone, was recently launched in the U.S. and early indications of patient response are encouraging. Teva took over U.S. drug producer Biocraft in 1996 to acquire a more significant presence in the U.S. market. The company is also negotiating with European distributors to strengthen its network in Europe and has acquired companies in the UK and Hungary.

FOMENTO ECONOMICO MEXICANO, S.A. DE C.V.
(FEMSA)
(MEXICO, 2.7%)

Femsa has four main areas of business: soft drink bottling, brewing, packaging and convenience stores. Femsa has a bottling joint venture with the Coca Cola franchises for Mexico City and Buenos Aires. The beer division is seeing rising volumes as a result of Mexico's economic recovery. The packaging division claims to be the most efficient in Latin America, and the convenience stores are expanding steadily.

PETROLEO BRASILEIRO S.A.
(BRAZIL, 2.7%)

The oil and gas production monopoly of Brazil, Petrobras, remains under state control. Petrobras is unlikely to be fully privatized in the short run, but a 30% strategic stake is likely to be sold off. It has considerable reserves, both proven and potential, and holds the world record for the deepest drilled marine well. Recent developments in legislation governing the industry should result in a much more favorable outlook for Petrobras as they will enable the company to initiate joint ventures with international oil companies and remove loss-making social obligations.

GRUPO FINANCIERO BANCOMER S.A.
(MEXICO, 2.6%)

Bancomer is Mexico's second largest bank, with "associates" (companies of which Bancomer holds 20% - 50%) in insurance, asset management and other financial services. Widespread loan default in the Mexican banking system last year resulted in a government bailout of the banking sector. Since then, the bank has been recapitalized and most loans have been restructured. Accounting regulation changes have brought more transparency to Mexican bank financial statements. The company is also part of a consortium providing long distance telephone service in Mexico and has the largest market share in the nascent private pension fund industry. The Mexican banking sector currently trades at around a 25% discount to the Latin American average.

MOSENERGO
(RUSSIA, 2.5%)

Mosenergo has a monopoly on electricity distribution for Moscow, the most important economic region in Russia, with a population of 14 million people. Demand for electricity has been rising as the economy recovers. Further, Mosenergo has been able to pass on all gas price increases to customers due to a close relationship with the city government. As one of the few companies in Russia with an ADR (American Depositary Receipt), Mosenergo is more liquid and transparent than most stocks in Russia and is valued at less than half the rating of similar companies in the U.S. with far better growth prospects.

BANCO FRANCES DEL RIO DE LA PLATA S.A.
(ARGENTINA, 2.4%)

Banco Frances is the second largest private bank in Argentina with approximately 5% of the country's loans and deposits. Previously emphasizing corporate borrowers, Frances is now focusing on higher margin consumer lending as the decline in inflation and subsequent economic recovery leads to an increased number of bank customers. In 1996, Banco Bilbao Vizcaya of Spain took a 30% stake as part of its Latin American expansion strategy. This will give Banco Frances additional management expertise and capital resources. A recent merger with Banco Credito Argentino has also strengthened Frances' position, providing a good strategic fit, increasing the branch network and the customer base.

KA WAH BANK
(HONG KONG, 2.4%)

Ka Wah Bank is a small bank in Hong Kong providing a range of general banking and related financial services. CITIC Beijing, which is directly controlled by the Chinese government, owns 61% of the bank. Ka Wah has recently adopted a more aggressive strategy in its businesses and has increased its disclosure levels. After a recent capital-raising exercise, the bank is well placed to achieve faster growth.

CREDICORP LTD.
(PERU, 2.4%)

Peru's largest provider of banking, insurance and other financial services, Credicorp should see significant loan demand as the Peruvian economy is growing in excess of 5% per annum. Credicorp is well capitalized and has low levels of non-performing loans, leaving it well positioned for expansion. Its insurance business is 20% owned by AIG. Peru has a low penetration of banking services.

SURGUTNEFTEGAZ
(RUSSIA, 2.1%)

Russia's second largest integrated oil and gas production company, Surgut trades at a large discount to similar Western companies. Surgut exports approximately one- third of its production, providing foreign exchange for investment. As the Russian economy regains liquidity, Surgut will be able to develop its reserves, which should highlight its hidden value.

*Portfolio is subject to change.
Note: Equities listed as percentage of total net assets.



                            GEOGRAPHICAL DISTRIBUTION
                       ----------------------------------
                                  JUNE 30, 1997
                           PERCENT OF TOTAL NET ASSETS

[The following table represents a pie chart in the printed report.]

Russia         13.2%
Hong Kong      12.7%
Brazil         10.8%
Mexico         10.5%
Israel          6.9%
Indonesia       5.2%
Malaysia        4.9%
Philippines     4.4%
China           3.9%
Egypt           3.8%
Other Countries 7.0%
Hungary         3.1%
Argentina       3.0%
Chile           3.0%
Cash/Equiv.     7.6%

                          EMERGING MARKETS GROWTH FUND
                STATEMENT OF NET ASSETS JUNE 30, 1997 (UNAUDITED)
------------------------------------------------------------------------------

NO. OF SHARES             SECURITIES(a)                         VALUE (NOTE 1)
-------------------------------------------------------------------------------
ARGENTINA: 3.0%
         2,230   Banco Frances del Rio de la Plata S.A. (ADR)        $  72,475
         1,102   IYE de la Patagonia Class B                            16,202
                                                                   -----------
                                                                        88,677
                                                                   -----------

BRAZIL: 10.8%
        20,000   Banco Iteu S.A. Pfd.                                   11,315
           470   Cemig SA (ADR)                                         24,205
       374,000   Cia Eletricidade De Bah                                34,431
     2,700,000   Cia Paranaense De Energi-Pfb                           48,158
         2,900   Petroleo Brasileiro S.A.                               80,475
           825   Telecomunicacoes Brasileiras S.A.                     125,194
                                                                   -----------
                                                                       323,778
                                                                   -----------

CHILE: 3.0%
         1,400   Banco De A. Edward                                     29,225
         1,900   Santa Isabel S.A. (Sponsored ADR)                      61,275
                                                                   -----------
                                                                        90,500
                                                                   -----------
CHINA: 3.9%
        40,000   Shenzhen Fangda Co. Ltd.                               58,087
        30,000   Huaneng Power International, Inc.                      30,750
        30,000   Huangshan Tourism Development Co. Ltd.                 27,540
                                                                   -----------
                                                                       116,377
                                                                   -----------
EGYPT: 3.8%
         1,600   Commercial International Bank (GDR)                    33,840
         2,000   Eastern Tobacco Co.                                    50,607
         1,480   Suez Cement Co. (GDR)                                  29,156
                                                                   -----------
                                                                       113,603
                                                                   -----------
GREECE: 0.7%
           600   Hellenic Bottling Co. S.A.                             22,148
                                                                   -----------

HONG KONG: 12.7%
         2,000   Beijing Enterprises Holdings Ltd.                      12,598
        12,000   China Everbright-IHD Pacific Ltd.                      35,859
         8,000   China Light & Power Co., Ltd.                          45,334
         8,000   China Resources Enterprise, Ltd.                       39,241
         4,000   Citic Pacific Ltd. Ord.                                24,990
         5,106   Great Eagle Holdings Ltd.                              16,840
        21,000   Guangdong Investment Ltd.                              31,580
        11,000   Henderson China Hldg. Ltd.                             18,530
         6,000   Johnson Electric Holdings Ltd.                         17,891
        55,000   Ka Wah Bank                                            71,350
        20,000   Min Xin Holdings                                       14,199
        13,000   NG Fung Hong Ltd.                                      19,466
        62,000   Qingling Motor Co.                                     32,012
                                                                   -----------
                                                                       379,890
                                                                   -----------
HUNGARY: 3.1%
         5,050   Euronet Services Inc.                                  55,866
           400   Gedeon Richter Rt. (Sponsored GDR)                     36,600
                                                                   -----------
                                                                        92,466
                                                                   -----------
INDONESIA: 5.2%
         7,000   Hanjaya Mandala Sampoe                                 26,696
        22,000   PT Bank Bimantara "F"                                  38,446
        27,500   PT Bank Bali Bira "F"                                  40,425
        10,000   PT Ramayaha Lestari Sentosa "F"                        28,783
         3,000   PT Semen Gresik "F"                                     6,723
         9,000   Putra Sarya Multiden                                   14,340
                                                                   -----------
                                                                       155,413
                                                                   -----------
ISRAEL: 6.9%
        16,000   Bank Leumi Le-Israel                                   24,257
         3,000   Bio-Technology General Corp.                           40,500
           800   Orbotech Ltd.                                          25,600
         4,000   Oshop Technologies Ltd.                                29,500
         1,360   Teva Pharmaceuticals Industries Ltd. (ADR)             88,060
                                                                   -----------
                                                                       207,917
                                                                   -----------
MALAYSIA: 4.9%
        10,000   Arab Malaysian Finance Berhad                          21,386
        13,000   KFC Holdings (Malaysia) Berhad                         48,911
         5,500   Malaysia Assurance Alliance Berhad                     32,020
         4,000   Tenaga Nasional Berhad                                 19,485
         4,000   UMW Holdings Berhad                                    18,851
         1,000   United Engineers (Malaysia) Ltd.                        7,208
                                                                   -----------
                                                                       147,861
                                                                   -----------
MEXICO:  10.5%
        13,091   Cifra SA (ADR)                                         23,498
           340   Coca-Cola Femsa (ADR)                                  17,553
        13,500   Fomento Economico Mexicano, S.A. de C.V.               80,493
         8,076   Grupo Financiero Bancomer S.A. (GDR)                   78,741
         2,802   Kimberly-Clark de Mexico S.A. (ADR)                    55,340
        13,000   Nacional de Drogas S.A. de C.V. Class "L"              44,327
           300   Telefonos de Mexico S.A. de C.V.                       14,325
                                                                   -----------
                                                                       314,277
                                                                   -----------
PERU: 2.4%
         3,220   Credicorp Ltd. (ADR)                                   70,840
                                                                   -----------

PHILIPPINES: 4.4%
       146,000   Belle Corp.                                            42,612
         3,000   Benpres Holdings Corp. (GDR)                           21,450
           400   Philippine Long Distance Telephone Co.                 12,963
        11,510   San Miguel Ord. (Class B)                              30,321
        86,500   SM Prime Holdings Inc.                                 25,574
                                                                   -----------
                                                                       132,920
                                                                   -----------
POLAND: 1.2%
         1,415   Computerland Poland S.A.                               34,874
                                                                   -----------

RUSSIA: 13.2%
           500   Kubanelektrorosvyas Pfd.                               10,075
         2,700   Leningrad Metals Plant                                 20,250
           380   Lukoil Holding (ADR)                                   29,640
         1,100   Lukoil Holdings Pfd. (ADR)                             28,050
         1,750   Mosenergo (ADR)                                        73,500
            11   Norilsk Nickel Pfd. (RDC)                              59,125
             1   Rostelecom  (RDC)                                      39,000
         1,150   Surgutneftegaz (ADR)                                   61,525
           800   Unified Energy Systems                                 28,951
           500   UralTelecom                                            16,875
         4,000   Uralmash Preferred                                     27,400
                                                                   -----------
                                                                       394,391
                                                                   -----------

                       See Notes to Financial Statements.

                          EMERGING MARKETS GROWTH FUND
                STATEMENT OF NET ASSETS JUNE 30, 1997 (CONTINUED)
------------------------------------------------------------------------------
NO. OF SHARES             SECURITIES(a)                         VALUE (NOTE 1)
------------------------------------------------------------------------------
SINGAPORE: 1.7%
        14,000   Clipsal Industries Ltd.                             $  49,560
                                                                     ---------
SOUTH AFRICA: 0.5%
           600   Liberty Life Assoc. of Africa Ltd.                     16,050
                                                                     ---------
SOUTH KOREA: 0.1%
            34   Korea Mobile Telecom
                 (Warrants Expiring 12/7/99)                             3,398
                                                                     ---------
THAILAND: 0.4%
         2,200   Bangkok Bank Public Co., Ltd.                          11,513
                                                                     ---------
TOTAL INVESTMENTS: 92.4% (Cost: $2,485,646)                          2,766,453
OTHER ASSETS LESS LIABILITIES: 7.6%                                    227,683
                                                                     ---------


NET ASSETS: 100.0%                                                  $2,994,136
                                                                     =========
SUMMARY OF
INVESTMENTS                    % OF
BY INDUSTRY                PORTFOLIO
----------                  --------
Auto & Truck                    1.8%
Banking/Insurance               7.9
Building Materials              2.1
Cement                          1.3
Conglomerates                   7.4
Consumer                        4.4
Electric Utilities             11.0
Financial Services             12.5
Food Services                   2.5
Infrasructure Development       0.3
Mail Operator                   0.9
Metals                          1.7
Mining                          2.1
Motorcycle Financing            0.5
Oil & Gas                       7.2
Paper Products                  2.0
Pharmaceuticals                 7.6
Real Estate                     2.8
Retail                          4.1
Soft Drinks/Beer                4.6
Supermarkets                    0.6
Technology                      5.7
Telecom                         8.0
Tourism                         1.0
                               ----
                              100.0%
                               ====


---------------------
(a)  Unless otherwise indicated, securities owned are shares of common stock.
ADR--American Depositary Receipt
GDR--Global Depositary Receipt
RDC--Russian Depositary Certificate

                       See Notes to Financial Statements.

                          EMERGING MARKETS GROWTH FUND
                        FINANCIAL STATEMENTS (UNAUDITED)
-------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
June 30, 1997
ASSETS:
Investments at value (cost $2,485,646) (Note 1)                     $2,766,453
Cash                                                                   335,513
Receivables:
 Capital shares sold                                                    86,417
 From Advisor                                                           30,474
 Securities sold                                                        12,752
 Dividends and interest                                                  7,292
 Due from Broker (Note 4)                                                6,137
Deferred organization costs and other assets (Note 1)                    4,378
                                                                     ---------
   Total assets                                                      3,249,416
                                                                     ---------
LIABILITIES:
Payables:
 Securities purchased                                                  247,040
 Dividends payable                                                         961
 Accounts payable                                                        7,279
                                                                     ---------
   Total liabilities                                                   255,280
                                                                     ---------
NET ASSETS                                                          $2,994,136
                                                                     =========

CLASS A
Net asset value and redemption price per share
 ($2,801,739/246,545)                                                   $11.36
                                                                        ======
Maximum offering price per share
 (NAV/(1-maximum sales commission))                                     $11.93
                                                                        ======
CLASS B
Net asset value, offering price and redemption price per share
 ($130,140/11,426) (Redemption may be subject to a
 contingent deferred sales charge within the first six years
 of ownership)                                                          $11.39
                                                                        ======
CLASS C
Net asset value, offering price and redemption price per share
 ($62,257/5,479) (Redemption may be subject to a
 contingent deferred sales charge within the first year
 of ownership)                                                          $11.36
                                                                        ======
Net assets consist of:
 Aggregate paid in capital                                          $2,676,751
 Unrealized appreciation of investments, swaps and
  foreign denominated assets and liabilities                           286,858
 Undistributed net investment income                                     3,404
 Undistributed realized gains                                           27,123
                                                                     ---------
                                                                    $2,994,136
                                                                     =========

STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 1997
INCOME:
Dividends (less foreign taxes withheld of $1,454)                    $  16,236
Interest                                                                    30
                                                                     ---------
 Total income                                                           16,266
EXPENSES:
Management (Note 2)                               $  8,044
Distribution Class A (Note 4)                        3,775
Distribution Class B (Note 4)                          315
Distribution Class C (Note 4)                          178
Administration (Note 2)                                 50
Transfer agent                                       9,200
Professional                                         5,012
Reports to shareholders                              5,000
Registration                                        10,060
Custody                                                300
Amortization of deferred organization costs            554
Other                                                  451
                                                 ---------
Total expenses                                      42,939
Expenses assumed by the Advisor (Note 2)            (42,939)
                                                 ---------
 Net expenses                                                                0
                                                                      --------
 Net investment income                                                  16,266

REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (NOTE 3)
Realized gain from security transactions                                28,112
Realized loss from foreign currency transactions                          (988)
Change in unrealized appreciation of investments,
 swaps and foreign denominated assets
  and liabilities                                                      286,858
                                                                      --------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS                                                      $330,248
                                                                      ========

                       See Notes to Financial Statements.

                         EMERGING MARKETS GROWTH FUND
                        FINANCIAL STATEMENTS (CONTINUED)
-------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

                                                                     FOR THE
                                                                   SIX MONTHS
                                                                      ENDED
                                                                  JUNE 30, 1997
                                                                   (UNAUDITED)
                                                                   -----------
INCREASE IN NET ASSETS:
OPERATIONS:
 Net investment income                                                $ 16,266
 Realized gain from security
  transactions                                                          28,112
 Realized loss from foreign
  currency transactions                                                   (988)
 Change in unrealized appreciation of
  investments, swaps, and foreign
  denominated assets and liabilities                                   286,858
                                                                     ---------
 Increase in net assets resulting
  from operations                                                      330,248
                                                                     ---------
 DIVIDENDS TO SHAREHOLDERS FROM:
  NET INVESTMENT INCOME:
   Class A Shares                                                      (12,020)
   Class B Shares                                                         (570)
   Class C Shares                                                         (273)
                                                                     ---------
                                                                       (12,863)
                                                                     ---------
 CAPITAL SHARE TRANSACTIONS*:
 Net proceeds from sales of shares
  Class A Shares                                                     2,606,348
  Class B Shares                                                       105,265
  Class C Shares                                                        44,110
                                                                     ---------
                                                                     2,755,723
                                                                     ---------
 Reinvestment of dividends:
  Class A Shares                                                        11,237
  Class B Shares                                                           390
  Class C Shares                                                           273
                                                                     ---------
                                                                        11,900
                                                                     ---------
 Cost of Shares reaquired:
  Class A Shares                                                      (120,795)
  Class B Shares                                                           (66)
  Class C Shares                                                           (11)
                                                                     ---------
                                                                      (120,872)
                                                                     ---------
 Increase in net assets resulting from
  capital share transactions                                         2,646,751
                                                                     ---------
   Total increase in net assets                                      2,964,136

NET ASSETS:
 Beginning of period (Note 1)                                           30,000
                                                                     ---------
 End of period (including undistributed
  net investment income of $3,404)                                  $2,994,136
                                                                     =========

*SHARES OF BENEFICIAL INTEREST ISSUED AND
 REDEEMED (UNLIMITED NUMBER OF $.001
 PAR VALUE SHARES AUTHORIZED)

CLASS A
 Shares sold                                                           256,443
 Reinvestment of dividends                                                 989
 Shares reacquired                                                     (11,937)
                                                                     ---------
 Net increase                                                          245,495
                                                                      =========

CLASS B
 Shares sold                                                            10,348
 Reinvestment of dividends                                                  34
 Shares reacquired                                                          (6)
                                                                     ---------
 Net increase                                                           10,376
                                                                     =========

CLASS C
 Shares sold                                                             4,406
 Reinvestment of dividends                                                 24
 Shares reacquired                                                          (1)
                                                                     ---------
 Net increase                                                            4,429
                                                                     =========

                       See Notes to Financial Statements.

                          EMERGING MARKETS GROWTH FUND
------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For a share outstanding throughout the period

                                                          CLASS A                      CLASS B                    CLASS C
                                                         --------                      --------                   -------
                                                         FOR THE                      FOR THE                     FOR THE
                                                     SIX MONTHS ENDED              SIX MONTHS ENDED           SIX MONTHS ENDED
                                                      JUNE 30, 1997                 JUNE 30, 1997               JUNE 30, 1997
                                                       (UNAUDITED)                   (UNAUDITED)                 (UNAUDITED)
                                                       -----------                   ----------                   ----------

Net Asset Value, Beginning of Period ............        $ 9.52                        $ 9.52                       $ 9.52
                                                       ---------                     --------                      -------
Income from Investment Operations:
 Net Investment Income ..........................          0.06                          0.06                        0.06
 Net Gains on Investments
  (both realized and unrealized) ................          1.83                          1.86                        1.83
                                                       --------                      --------                      ------
Total from Investment Operations ................          1.89                          1.92                        1.89
                                                       --------                      --------                      ------
Less Distributions:
 From net investment income .....................         (0.05)                        (0.05)                      (0.05)
 From realized gains ............................            --                           --                           --
                                                       --------                      --------                      ------
Total Distributions .............................         (0.05)                        (0.05)                      (0.05)
                                                       --------                      --------                      ------
Net Asset Value, End of Period ..................        $11.36                        $11.39                      $11.36
                                                      =========                      ========                     =======
Total Return (a) ................................         19.85%                        20.17%                      19.85%
----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA

Net Assets, End of Period (000)                          $2,802                          $130                         $62
Ratio of Gross Expenses to Average Net Assets (b)          4.56%(c)                     14.36%(c)                   22.48%(c)
Ratio of Net Expenses to Average Net Assets                   0%(c)                         0%(c)                       0%(c)
Ratio of Net Investment Income to Average
 Net Assets                                                2.01%(c)                      2.26%(c)                    2.08%(c)
Portfolio Turnover Rate                                    33.2%                         33.2%                       33.2%
Average Commission Rate Paid                            $0.0011                       $0.0011                     $0.0011
-------------
(a)  Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and a redemption on the last day of the period. A sales charge is not reflected in the calculation of total return. Total return for a period of less than one year is not annualized.
(b)  If the expenses had not been assumed by the Advisor.
(c)  Annualized.
                       See Notes to Financial Statements.
----------------------------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES:

Van Eck Funds (the "Trust"), organized as a Massachusetts business trust on April 3, 1985, is registered under the Investment Company Act of 1940. The following is a summary of significant accounting policies consistently followed by the Emerging Markets Growth Fund series, a non-diversified fund (the "Fund") of the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires the use of management's estimates and the actual results could differ. The Fund had no operations prior to January 1, 1997 except for sales to Van Eck Associates Corporation ("the Advisor") in the amount $10,000 in each of the classes at a net asset value of $9.52.
A. SECURITY VALUATION -- Securities traded on national or foreign exchanges are valued at the last sales prices reported at the close of business on the last business day of the period. Over-the-counter securities and listed securities for which no sale was reported are valued at the mean of the bid and asked prices. Short-term obligations are valued at cost which with accrued interest approximates value. Securities for which quotations are not available are stated at fair value as determined by the Board of Trustees.
B. FEDERAL INCOME TAXES -- It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.
C. CURRENCY TRANSLATION -- Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies. Purchases and sales of investments are translated at the exchange rates prevailing when such investments were acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates are not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign denominated assets and liabilities are recorded as net realized gains and losses from foreign currency.
D. OTHER--Security transactions are accounted for on the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.
E. DISTRIBUTION TO SHAREHOLDERS -- Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions.

                          EMERGING MARKETS GROWTH FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-------------------------------------------------------------------------------

F.   DEFERRED   ORGANIZATION   COSTS--Deferred   organization  costs  are  being
     amortized over a period of five years beginning on January 1, 1997.

NOTE 2 -- Van Eck Associates Corporation (the "Advisor") earned fees of $8,094 for investment management and advisory services. The fee is based on an annual rate of 1% of the Fund's average daily net assets. The Advisor agreed to assume all expenses for the six months ended June 30, 1997. For the six months ended June 30, 1997, the Fund's expenses were reduced by $42,939 under this agreement. Van Eck Securities Corporation (the "Distributor") received $14,026 for the six months ended June 30, 1997, from commissions earned on sales of Class A shares after deducting $1,853 allowed to other dealers. Certain of the officers and trustees of the Trust are officers, directors or stockholders of Van Eck Associates Corporation and Van Eck Securities Corporation. As of June 30, 1997 Van Eck Associates Corporation owned 20.5%, 9.2% and 19.3% of the outstanding shares of Class A, Class B and Class C, respectively.

NOTE 3--Purchases and proceeds from sales of investments, other than short-term obligations, aggregated $2,957,974 and $472,329, respectively, for the six months ended June 30, 1997. For federal income tax purposes, the cost of investments owned at June 30, 1997 was $2,485,646. As of June 30, 1997, net unrealized appreciation for federal income tax purposes aggregated $280,807 of which $373,571 related to appreciated investments and $92,764 related to depreciated investments.

NOTE 4--Pursuant to a Rule 12b-1 Plan of Distribution (the "Plan"), the Fund is authorized to incur distribution expenses which will principally be payments to securities dealers who have sold shares and service shareholder accounts and payments to Van Eck Securities Corporation ("VESC"), the distributor, for reimbursement of other actual promotion and distribution expenses incurred by the distributor on behalf of the Fund. The amount paid under the Plan in any one year is limited to .50% of average daily net assets for Class A shares and 1.00% of average daily net assets for Classes B and C shares (the "Annual Limitations"). For Class C shares, the Fund will pay to the selling broker at the time of sale 1% of the amount of the purchase. Such 12b-1 advanced fees will be expensed by the Fund over the course of the first twelve months from the time of purchase. Should the payments to the brokers made by the Fund exceed, on an annual basis, 1% of average daily net assets, VESC will reimburse the Fund for any excess. Shareholders redeeming within one year of purchase will be subject to a 1% redemption charge which will be retained by the Fund. After the first year, the 1% 12b-1 fee will be paid to VESC which will retain a portion of the fee for distribution services and pay the remainder to brokers.

Distribution expenses incurred under the Plan that have not been paid because they exceed the Annual Limitation may be carried forward to future years and paid by the Fund within the Annual Limitation. VESC has waived its right to reimbursement of the carried forward amounts incurred for the period January 1, 1997 through September 30, 1997 in the event the Plan is terminated, unless the Board of Trustees determines that reimbursement of the carried forward amounts is appropriate. The cumulative amount of excess distribution expenses incurred over the Annual Limitation at June 30, 1997 was $6,708 for Class A shares, $4,321 for Class B shares and $4,332 for Class C shares.

NOTE 5--The Fund entered into the following equity swaps to gain investment exposure to the relevant market of the underlying securities. A swap is an agreement that obligates the parties to exchange cash flows at specified intervals. In the case of the following swaps, the Fund is obligated to pay the counterparty an amount based upon the value of the underlying instrument and at termination date. Final payment is settled based on the value of the underlying securities on trade date versus the value on termination date plus accrued dividends.

Risks may arise as a result of the failure of the other party to the contract to comply with the terms of the swap contract. The losses incurred on the following swaps are limited to the payments made on the purchase date by the Fund. Therefore, the Fund considers the credit worthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in the value of the swaps relative to the underlying securities.

The Fund records a net receivable or payable daily, based on the change in the value of the underlying securities. The net receivable or payable for financial statement purposes is shown as due to and from broker.

At June 30, 1997, the Fund had the following outstanding swaps with a single counterparty (stated in U.S. dollars):



                                                                  UNREALIZED
UNDERLYING         NUMBER OF       NOTIONAL       TERMINATION    APPRECIATION
SECURITY            SHARES          AMOUNT           DATE        (DEPRECIATION)
-------            ---------       --------        ---------    -------------

Appreciated
   Swaps:
Associated
 Cement
 Companies Ltd.      1,600         $51,519      June 26, 1998      $  992
Asian Paints         5,000          42,581        May 2, 1998       7,838
                                                                   ------
                                                                    8,830
Depreciated
   Swap:
Tata Engineering
 and Locomotive
 Company             4,000          51,751      June 26, 1998      (2,693)
                                                                    -----
Net appreciation                                                   $6,137
                                                                    =====

                         EMERGING MARKETS GROWTH FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-------------------------------------------------------------------------------

NOTE 6--The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transactions clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

NOTE 7--The Fund invests in warrants whose values are linked to indices or underlying instruments. The Fund uses these warrants to gain exposure to markets that might be difficult to invest in through conventional securities. Warrants may be more volatile than their linked indices or underlying instruments. Potential losses are limited to the amount of the original investment.

NOTE 8 -- TRUSTEE DEFERRED COMPENSATION PLAN
The Trust established a Deferred Compensation Plan (the "Plan") for trustees. The Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the board. The Fund's contributions to the Plan are limited to the amount of fees earned by the participating trustees. The fees otherwise payable to the participating trustees are invested in shares of the Van Eck Funds as directed by the trustees. If a trustee has directed all or a portion of his fee to be invested in the Fund, the unfunded liability remains outstanding in the Fund's records since the Fund cannot invest in itself. The Plan has been approved by the Internal Revenue Service.

As of June 30, 1997, the total value of the assets and corresponding liability of the Fund's portion of the Plan is $32.